CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



TO:      Telkonet, Inc


         As independent certified public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8, of our report dated August 16, 2000 included in Telkonet, Inc.'s Current Report on Form 8-K dated August 30, 2000, and to all references to our Firm included in this Registration Statement.



                                                   /S/ STEFANOU & COMPANY, LLP
                                                   ----------------------------
                                                   Stefanou & Company, LLP



McLean, Virginia
October 12, 2000


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